Statement of Additional Information (SAI) Supplement American Century Quantitative Equity Funds, Inc.
Supplement dated August 4, 2023 ■ Statement of Additional Information dated November 1, 2022
The following entry is added for Stephen Quance in the Accounts Managed table on page 34 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Stephen Quance[1]	Number of Accounts	9	0	0
	Assets	$7.8 billion[2]	$0	$0
1 Information provided as of July 31, 2023.
2 Includes $2.2 billion in Disciplined Core Value; $921.9 million in Disciplined Growth; $1.8 billion in Equity Growth; $598.5 million in Global Gold; $163.1 million in Small Company and $266.2 million in Utilities.

The following entries are added in the Ownership of Securities table on page 37 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Disciplined Core Value
Stephen Quance[1]	A
Disciplined Growth
Stephen Quance[1]	A
Equity Growth
Stephen Quance[1]	A
Global Gold
Stephen Quance[1]	A
Small Company
Stephen Quance[1]	A
Utilities
Stephen Quance[1]	A
1 Information provided as of July 31, 2023.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98217 2308